UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026 (January 9, 2026)

Remora Capital Corporation

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01897	33-2299238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 West End Avenue, Suite 500, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 380-1095

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 9, 2026, the Board of Directors of Remora Capital Corporation (the “Company”) appointed Kyleah Adamson as Chief Financial Officer and Treasurer of the Company, effective immediately.

In addition to serving as Chief Financial Officer and Treasurer of the Company, Ms. Adamson is also an employee of Remora Capital Management, LLC (“Remora”). Prior to joining Remora, beginning in June 2015, Ms. Adamson served in various roles at Goldman Sachs & Co. LLC (“Goldman”), beginning in the FICC Division as a Senior Analyst and Global Lending Product Controller and ending in the Asset Management Division, first as a Vice President and Product Controller for private equity and real estate products and then as a Vice President and Fund Product Controller for public equity and debt funds. Prior to her tenure at Goldman, Ms. Adamson was a Senior Solution Center Administrator at Automatic Data Processing in Fort Collins, Colorado, from February 2010 to January 2014. Ms. Adamson holds a BS in Business Administration with concentrations in finance and investment analysis from Colorado State University.

There are no arrangements or understandings between Ms. Adamson and any other person pursuant to which she was selected as the Chief Financial Officer and Treasurer of the Company. There are no family relationships between Ms. Adamson and any director or executive officer of the Company, and there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Ms. Adamson had, or will have, a direct or indirect material interest.

Ms. Adamson’s appointment coincides with the resignation, effective immediately, of Daniel Mafrice as the interim Chief Financial Officer of the Company. Mr. Mafrice’s decision to resign was not the result of any disagreement relating to Remora or the Company’s operations, policies or practices. Mr. Mafrice will continue his role as President and Chief Executive Officer of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remora Capital Corporation

Date: January 12, 2026	By:	/s/ Daniel Mafrice
		Name:	Daniel Mafrice
		Title:	President and Chief Executive Officer

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